Exhibit 99.1 1 PRESS RELEASE CONTACT: Vectrus Mike Smith, CFA 719-637-5773 mike.smith@vectrus.com Vectrus Announces Strong First Quarter 2021 Results • Revenue of $434 million up 23% yr/yr • Adjusted EBITDA margin1 of 4.8%, an increase of 60 bps yr/yr • First quarter fully diluted EPS of $1.02; Adjusted diluted EPS1 adding back acquisition related amortization, increased 46% yr/yr to $1.20 • Integration and performance of recent acquisitions on track • Increasing low-end and mid-point of 2021 guidance COLORADO SPRINGS, Colo., May 11, 2021 — Vectrus, Inc. (NYSE:VEC) announced first quarter 2021 financial results. “Vectrus reported strong first quarter results driven by the continued momentum in the execution of our strategy,” said Chuck Prow, Chief Executive Officer of Vectrus. “During the quarter, revenue grew 23% year-over-year, with organic growth of 4%,” said Prow. “Revenue growth was driven by our recent acquisitions, continued phase-in of LOGCAP V, as well as the progress made in executing growth in our core programs. Additionally, adjusted EBITDA margin increased 60 basis points year-over-year.” “Our growth-related activities and efforts to make Vectrus the premier converged infrastructure company continue to experience positive momentum,” said Prow. “During the quarter Vectrus was awarded the CBRN integrated defense prime OTA contract, which was based on our well-known capabilities in sensor integration, Internet of Things, and perimeter security solutions. The award is valued at $19 million over two years and extends Vectrus’ IoT, machine learning and data analytics offerings. This effort is co-sponsored between the DoD and Department of Homeland Security and provides sensor integration as well as data integration and analysis related to threat detection

Exhibit 99.1 2 domestically. This program brings our digitally integrated solutions, that were originally deployed overseas, to the U.S. to support protection of the Homeland. We are pleased to have been selected for such an important mission and look forward to the opportunity to bring our unique and differentiated solutions utilized by the DoD to a new client and market. This work is illustrative of how Vectrus is building capabilities and inserting technology to deliver a more integrated and comprehensive suite of solutions in support of the converged infrastructure market.” Prow continued, “We are also continuing to execute our IDIQ portfolio by leveraging our converged solutions, geographic footprint, and ability to provide complex mission-critical IT services. During the quarter, we won a $22 million five-year task order under the Army’s ITES-3S IDIQ to provide enterprise IT services to the U.S. Army Corp of Engineers across Europe. This is an important win for Vectrus which leverages the more than 30 years of experience we have in providing a full range of operations and maintenance, IT support and supply services with our Army OPMAS-E contract in Europe. This task order provides Vectrus with an opportunity to grow its’ presence in support of the 37,000 U.S. Army Corp of Engineers civilians and soldiers that are delivering vital engineering services in over 130 countries worldwide.” “Last quarter we completed two strategic acquisitions that added key clients, capabilities, and accelerated our converged infrastructure strategy,” said Prow. “The integration of these acquisitions is well underway and on track with our plan. We remain excited about the talent, combined capabilities, and opportunities for accelerated growth.” “Regarding LOGCAP V, we continue to phase-in and anticipate being at full operational capability in Iraq by June,” said Prow. “In terms of INDOPACOM, the phase-in process remains elongated due to base access restrictions associated with COVID-19; but we continue to anticipate phase-in later this year with full operational capability in early 2022.” First Quarter 2021 Results First quarter 2021 revenue of $434.0 million was up $82.3 million dollars year on year or 23.4% as compared to the same period last year. Revenue grew by $68.9 million year on year as a result of the companies’ two acquisitions on December 31, 2020 and grew $13.4 million organically. Operating income was $16.5 million or 3.8% margin in the first quarter of 2021. Adjusted operating income1 was $19.1 million or 4.4% margin. EBITDA1 was $20.5 million or 4.7% margin and Adjusted EBITDA1 was $20.7 million or 4.8% margin for the first quarter of 2021. Margin improved by 60 basis points for both EBITDA and Adjusted EBITDA due to the company’s two acquisitions and improved operating performance.

Exhibit 99.1 3 Fully diluted EPS for the first quarter of 2021 was $1.02 as compared to $0.74 cents in the same period last year. Adjusted diluted EPS1, which adds back amortization of acquired intangible assets, was $1.20 for the quarter, as compared to $0.82 cents in the prior year. The improvement in EPS is due to the company’s two acquisitions, improved operating performance, and lower tax expense. “Our first quarter results demonstrate that our strategic execution is resulting in a more capable and diverse company,” said Susan Lynch, Senior Vice President and Chief Financial Officer. “For example, our revenue with the Navy now comprises 13% of total revenue compared to 4% during the same time last year. Our geographic and contract mix have also diversified.” Lynch continued, “We are very pleased with our first quarter operating performance, the contributions from our recent December 31, 2020 acquisitions, and our overall progress in becoming a higher value, growth-oriented platform. We expect to continue to derive synergies from our acquisitions on both the top and bottom line while achieving greater operational efficiencies from our new ERP systems.” Cash used in operating activities through April 2, 2021 was $21.7 million and was a result of timing and the strong cash performance in the fourth quarter of 2020. Net debt at April 2, 2021 was $138.7 million, up $100.9 million from April 3, 2020 due to the acquisitions of Zenetex and HHB on December 31, 2020. Total debt at April 2, 2021 was $177.0 million, down $7 million from $184.0 million at April 3, 2020. Cash at quarter-end was $38.3 million. Total consolidated indebtedness to consolidated EBITDA1 (total leverage ratio) was 2.0x. Total backlog as of April 2, 2021 was $4.5 billion and funded backlog was $0.9 billion. The trailing twelve-month book-to-bill was 0.8x as of April 2, 2021.

Exhibit 99.1 4 Increasing 2021 Guidance Mid-Point Lynch continued, “In light of our strong first quarter performance we are increasing the low-end of the guidance range.” Guidance for 2021 is as follows: $ millions, except for EBITDA margins and per share amounts Previous 2021 Guidance Updated 2021 Guidance Updated 2021 Mid-Point Revenue $1,645 to $1,715 $1,680 to $1,715 $1,698 Adjusted EBITDA Margin1 4.6% to 5.0% 4.8% to 5.0% 4.9% Adjusted Diluted Earnings Per Share1 $4.25 to $4.85 $4.55 to $4.85 $4.70 Net Cash Provided by Operating Activities $55.0 to $65.0 $58.0 to $65.0 $61.5 Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. First Quarter 2021 Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Tuesday, May 11, 2021. U.S.-based participants may dial in to the conference call at 877-407-0792, while international participants may dial 201-689-8263. For all other listeners, a live webcast of the conference call will be available on the Vectrus Investor Relations website at http://investors.vectrus.com or https://www.webcaster4.com/Webcast/Page/1431/41306. An accompanying slide presentation will also be available on the Vectrus Investor Relations website. A replay of the conference call will be posted on the Vectrus website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through May 25, 2021, at 844-512- 2921 (domestic) or 412-317-6671 (international) with passcode 13719138. Footnotes: 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for reconciliation. About Vectrus Vectrus is a leading provider of global service solutions with a history in the services market that dates back more than 70 years. The company provides facility and base operations; supply chain and logistics services; information technology mission support; and engineering and digital integration services primarily to U.S. government customers around the world. Vectrus is differentiated by operational excellence,

Exhibit 99.1 5 superior program performance, a history of long-term customer relationships and a strong commitment to its clients' mission success. Vectrus is headquartered in Colorado Springs, Colo., and includes about 9,200 employees spanning 206 locations in 27 countries. In 2020, Vectrus generated sales of $1.4 billion. To learn about career opportunities at Vectrus, visit www.vectrus.com/careers. For more information, visit the company's website at www.vectrus.com or connect with Vectrus on Facebook, Twitter, and LinkedIn. Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, all of the statements and items listed in the table in "2021 Guidance" above and other assumptions contained therein for purposes of such guidance, other statements about our 2021 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the potential impact of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Exhibit 99.1 6 VECTRUS, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended April 2, April 3, (In thousands, except per share data) 2021 2020 Revenue $ 434,004 $ 351,734 Cost of revenue 393,648 319,693 Selling, general, and administrative expenses 23,823 19,558 Operating income 16,533 12,483 Interest expense, net (1,932) (1,703) Income from operations before income taxes 14,601 10,780 Income tax expense 2,553 2,112 Net income $ 12,048 $ 8,668 Earnings per share Basic $ 1.03 $ 0.75 Diluted $ 1.02 $ 0.74 Weighted average common shares outstanding - basic 11,648 11,545 Weighted average common shares outstanding - diluted 11,827 11,745

Exhibit 99.1 7 VECTRUS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) April 2, December 31, (In thousands, except share information) 2021 2020 Assets Current assets Cash and cash equivalents $ 38,347 $ 66,949 Restricted cash 1,778 1,778 Receivables 359,182 314,959 Other current assets 27,319 24,702 Total current assets 426,626 408,388 Property, plant, and equipment, net 21,410 22,573 Goodwill 315,401 339,702 Intangible assets, net 71,254 48,105 Right-of-use assets 20,802 18,718 Other non-current assets 6,839 6,325 Total non-current assets 435,706 435,423 Total Assets $ 862,332 $ 843,811 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 197,447 $ 159,586 Compensation and other employee benefits 56,349 79,568 Short-term debt 9,200 8,600 Other accrued liabilities 41,249 40,657 Total current liabilities 304,245 288,411 Long-term debt, net 166,383 168,751 Deferred tax liability 41,999 39,386 Other non-current liabilities 35,239 42,325 Total non-current liabilities 243,621 250,462 Total liabilities 547,866 538,873 Commitments and contingencies (Note 10) Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 11,700,232 and 11,624,717 shares issued and outstanding as of April 2, 2021 and December 31, 2020, respectively 117 116 Additional paid in capital 82,735 82,823 Retained earnings 234,074 222,026 Accumulated other comprehensive loss (2,460) (27) Total shareholders' equity 314,466 304,938 Total Liabilities and Shareholders' Equity $ 862,332 $ 843,811

Exhibit 99.1 8 VECTRUS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Three Months Ended April 2, April 3, (In thousands) 2021 2020 Operating activities Net income $ 12,048 $ 8,668 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 1,548 996 Amortization of intangible assets 2,450 1,015 Loss on disposal of property, plant, and equipment 43 — Stock-based compensation 2,622 2,367 Amortization of debt issuance costs 232 99 Changes in assets and liabilities: Receivables (46,544) 3,942 Other assets (3,785) (5,715) Accounts payable 42,054 (162) Deferred taxes 2,716 (1,522) Compensation and other employee benefits (22,818) (9,733) Other liabilities (12,295) 1,182 Net cash (used in) provided by operating activities (21,729) 1,137 Investing activities Purchases of capital assets (2,611) (917) Net cash (used in) investing activities (2,611) (917) Financing activities Repayments of long-term debt (2,000) (1,500) Proceeds from revolver 110,000 144,000 Repayments of revolver (110,000) (29,000) Proceeds from exercise of stock options 113 1 Payments of employee withholding taxes on share-based compensation (2,184) (1,787) Net cash (used in) provided by financing activities (4,071) 111,714 Exchange rate effect on cash (191) (1,080) Net change in cash, cash equivalents and restricted cash (28,602) 110,854 Cash, cash equivalents and restricted cash-beginning of year 68,727 35,318 Cash, cash equivalents and restricted cash-end of period $ 40,125 $ 146,172 Supplemental disclosure of cash flow information: Interest paid $ 1,371 $ 1,469 Income taxes (refunded) paid $ (97) $ 36 Purchase of capital assets on account $ (132) $ (606)

Exhibit 99.1 9 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, operating income and operating margin. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs, which includes service center transaction costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. We define operating margin as operating income divided by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations and other disclosures. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue, however, are not measures of financial performance under GAAP and should not be considered a substitute for operating income, operating margin, net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. • Adjusted operating margin is defined as adjusted operating income divided by revenue.

Exhibit 99.1 10 • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • EBITDA is defined as operating income, adjusted to exclude depreciation and amortization. • Adjusted EBITDA is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • EBITDA margin is defined as EBITDA divided by revenue. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. • Organic revenue is defined as revenue, adjusted to exclude revenue from acquired companies.

Exhibit 99.1 11 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($ in thousands, except per share data) Three Months Ended April 2, 2021 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 2, 2021 As Reported - Adjusted Revenue $ 434,004 $ — $ — $ — $ 433,004 Growth 23.4% 23.4 % Operating income 16,533 — 157 2,450 19,140 Operating margin 3.8% 4.4 % Interest expense, net (1,932) — — — (1,932) Income from operations before income taxes $ 14,601 $ — $ 157 $ 2,450 $ 17,208 Income tax expense 2,553 — 27 428 3,008 Income tax rate 17.5% 17.5 % Net income $ 12,048 $ — $ 130 $ 2,022 $ 14,200 Weighted average common shares outstanding, diluted 11,827 11,827 Diluted earnings per share $ 1.02 $ — $ 0.01 $ 0.17 $ 1.20 EBITDA (Non-GAAP Measures) ($ in thousands) Three Months Ended April 2, 2021 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 2, 2021 As Reported - Adjusted Operating Income $ 16,533 $ — $ 157 $ 2,450 $ 19,140 Add: Depreciation and amortization 3,998 — — (2,450) 1,548 EBITDA $ 20,531 $ — $ 157 $ — $ 20,688 EBITDA Margin 4.7% 4.8%

Exhibit 99.1 12 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($ in thousands, except per share data) Three Months Ended April 3, 2020 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 3, 2020 As Reported - Adjusted Revenue $ 351,734 $ — $ — $ — $ 351,734 Operating income $ 12,483 $ — $ 141 $ 1,015 $ 13,639 Operating margin 3.5% 3.9 % Interest expense, net $ (1,703) $ — $ — $ — $ (1,703) Income from operations before income taxes $ 10,780 $ — $ 141 $ 1,015 $ 11,936 Income tax expense $ 2,112 $ — $ 28 $ 171 $ 2,311 Income tax rate 19.6% 19.4 % Net income $ 8,668 $ — $ 113 $ 844 $ 9,625 Weighted average common shares outstanding, diluted 11,745 11,745 Diluted earnings per share $ 0.74 $ — $ 0.01 $ 0.07 $ 0.82 EBITDA (Non-GAAP Measures) ($ in thousands) Three Months Ended April 3, 2020 As Reported M&A Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 3, 2020 As Reported - Adjusted Operating Income $ 12,483 $ — $ 141 $ 1,015 $ 13,639 Add: Depreciation and amortization $ 2,011 $ — $ — $ (1,015) $ 996 EBITDA $ 14,494 $ — $ 141 $ — $ 14,635 EBITDA Margin 4.1% 4.2%

Exhibit 99.1 13 ($ In thousands) Three Months Ended April 2, 2021 As Reported Three Months Ended April 2, 2021 Zenetex & HHB Three Months Ended April 2, 2021 As Reported - Organic Revenue $ 434,004 $ 68,869 $ 365,135 ($ In thousands) Three Months Ended April 3, 2020 As Reported Three Months Ended April 3, 2020 Zenetex & HHB Three Months Ended April 3, 2020 As Reported - Organic Revenue $ 351,734 $ — $ 351,734 Organic Revenue $ $ 13,401 Organic Revenue % 3.8%

Exhibit 99.1 14 SUPPLEMENTAL INFORMATION Revenue by client branch, contract type, contract relationship, and geographic region for the periods presented below was as follows: Revenue by Client Three Months Ended April 2. April 3, (In thousands) 2021% 2020 % Army $ 257,349 59% $ 247,555 70 % Air Force 78,170 18% 73,341 21 % Navy 56,427 13% 15,237 4 % Other 42,058 10% 15,601 5 % Total revenue $ 434,004 $ 351,734 Revenue by Contract Type Three Months Ended April 2, April 3, (In thousands) 2021% 2020 % Cost-plus and cost-reimbursable ¹ $ 305,247 70% $ 256,319 73 % Firm-fixed-price 128,757 30% 95,415 27 % Total revenue $ 434,004 $ 351,734 ¹ Includes time and material contracts Revenue by Contract Three Months Ended April 2, April 3, (In thousands) 2021% 2020 % Prime contractor $ 403,262 93% $ 333,393 95 % Subcontractor 30,742 7% 18,341 5 % Total revenue $ 434,004 $ 351,734 Revenue by Geographic Region Three Months Ended April 2, April 3, (In thousands) 2021% 2020 % Middle East $ 241,813 56% $ 237,937 68 % United States 151,582 35% 81,469 23 % Europe 40,609 9% 32,328 9 % Total revenue $ 434,004 $ 351,734